UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2012

METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas 77036 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On May 15, 2012, MetroCorp Bancshares, Inc. issued a press release announcing the commencement of a registered offering of its common stock (the “Offering”). MetroCorp Bancshares, Inc. is conducting the Offering pursuant to a shelf registration statement on Form S-3 (File No. 333-180889), declared effective by the Securities and Exchange Commission on May 7, 2012. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by MetroCorp Bancshares, Inc. dated May 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC. (Registrant)

Dated: May 15, 2012	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by MetroCorp Bancshares, Inc. dated May 15, 2012.